Exhibit 10.110

SUPPLEMENTAL AGREEMENT TO
PURCHASE AND SALE AGREEMENT

This SUPPLEMENTAL AGREEMENT TO PURCHASE AND SALE AGREEMENT, dated as of  August 9, 2010 (this “Agreement”), is made between World Financial Network National Bank, a national banking association located in Wilmington, Delaware (the “Resultant Bank”) and WFN Credit Company, LLC (“WFN Credit”) to the Purchase and Sale Agreement, dated as of November 25, 1997, between World Financial Network National Bank, a national banking association located in Columbus, Ohio (“Ohio Bank”), successor to Spirit of America National Bank as Seller, and WFN Credit, successor to Charming Shoppes Receivables Corp., as Purchaser (as amended as of July 22, 1999, November 9, 2000, May 8, 2001, October 17, 2007, October 30, 2009, March 11, 2010 and June 9, 2010, and as modified by the Consent to the Purchase and Sale Agreement, dated as of October 17, 2007, the “Purchase and Sale Agreement”).  Capitalized terms used and not otherwise defined in this Agreement are used as defined in the Purchase and Sale Agreement.

WHEREAS, pursuant to an Agreement to Merge, dated July 19, 2010, between Ohio Bank and WFNNB Interim National Bank, a national banking association located in Wilmington, Delaware (“Delaware Bank”), Ohio Bank will merge with and into Delaware Bank and the resulting association shall be the Resultant Bank (such transactions, the “Merger”); and

WHEREAS, the Resultant Bank desires to assume the performance of the covenants and obligations of the Seller under the Purchase and Sale Agreement as of the effective time of the Merger (“Effective Time”);

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.  Assumption of Obligations.  Effective as of the Effective Time, the Resultant Bank assumes the performance of every covenant and obligation of the Seller under the Purchase and Sale Agreement.

SECTION 2.  Conditions to Effectiveness.  This Agreement shall become effective at the Effective Time; provided that the following conditions have been satisfied:

(a)  counterparts of this Agreement have been duly executed by each of the parties to this Agreement, and

(b)  each of the conditions precedent described in Section 4.2(a) of the Purchase and Sale Agreement has been satisfied.

SECTION 3.  Effect of Agreement; Ratification. (a) On and after the Effective Time, this Agreement shall be a part of the Purchase and Sale Agreement and each reference in the Purchase and Sale Agreement to “this Agreement” or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Purchase and Sale Agreement shall mean and be a reference to the Purchase and Sale Agreement as supplemented hereby.

Supplemental Agreement to Purchase and Sale
Agreement (Trust II)

(b)           Except as expressly amended hereby, the Purchase and Sale Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

SECTION 5.  Section Headings. Headings used herein are for convenience of reference only and shall not affect the meaning of this Agreement.

SECTION 6.  Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

 [Signature Page Follows]

Supplemental Agreement to Purchase and Sale
Agreement (Trust II)

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK NATIONAL BANK

By:	/s/ John J. Coane
Name: John J. Coane
Title: Vice President and CFO

WFN CREDIT COMPANY, LLC

By:	/s/ Daniel T. Groomes
Name: Daniel T. Groomes
Title: President

Acknowledged and accepted by:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Tamara Schultz-Fugh
Name:	Tamara Schultz-Fugh
Title:	Vice President

Supplemental Agreement to Purchase and Sale
Agreement (Trust II)